EXHIBIT 4.1


                          GREENLEAF CAPITAL CORPORATION


PAR VALUE $.001                                                CUSIP 395356 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       SEE LEGEND ENDORSED ON REVERSE SIDE

          This is to certify that:






          is the owner of:

          fully paid and non-assessable shares of the above corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:










          Secretary                                         President




                                               COUNTERSIGNED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                         (NEW YORK, N.Y.)
                                                                  TRANSFER AGENT


                                                            AUTHORIZED SIGNATURE

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The corporation  will furnish without charge to each stockholder who so requests
a   statement   of  the  powers,   designations,   preferences   and   relative,
participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions on such preferences and/or rights. Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on this Certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - ______ Custodian ______
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the
          entireties                 under Uniform Gifts to Minors Act _________
                                                                        (State)
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  ______________________________


      _____________________________________________________________________
                  (PLEASE PRINT OR TYPE FIRM NAME AND ADDRESS,
                         INCLUDING ZIP CODE OF ASSIGNEE)

      _____________________________________________________________________

      _____________________________________________________________________

      ______________________________________________________________ Shares

     of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

          Dated: ______________________


                            NOTICE: SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                    WITH THE NAME AS WRITTEN UPON THE FACE OF
                                    THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                    ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                    WHATEVER.

     Signature(s) Guaranteed:


     ______________________________________________________________________

     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.